EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 on Form 10-K/A to the Annual Report of TSR, Inc. (the “Company”) on Form 10-K for the year ended May 31, 2020 (the “Report”), I, Thomas Salerno, Chief Executive Officer of the Company, certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of §13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. §78m or 78o(d); and,

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The forgoing certification is incorporated solely for the purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

Dated: September 28, 2020	/s/ Thomas Salerno
Thomas Salerno
Chief Executive Officer,
President, Treasurer and
Principal Executive Officer